UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: August 08, 2005 (Date of earliest event reported)
SciClone Pharmaceuticals, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)

901 Mariner's Island Blvd., Suite 205, San Mateo, CA (Address of principal executive offices)		94404 (Zip Code)
650-358-3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 8, 2005, SciClone Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits

            99.1       Press Release of SciClone Pharmaceuticals, Inc. dated August 08, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 08, 2005	SCICLONE PHARMACEUTICALS, INC. By: /s/ Richard A. Waldron Richard A. Waldron Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SciClone Pharmaceuticals, Inc. dated August 08, 2005